SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(D)
                   of the Securities and Exchange Act of 1934



        Date of Report (date of earliest event reported):  July 23, 2002



                          RED OAK HEREFORD FARMS, INC.
             (Exact Name of Registrant as Specified in its Charter)




                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)




                    33-89714                      84-1120614
                    --------                      ----------
           (Commission  File  Number)     (Employer  Identification  Number)






                    2010 Commerce Drive, Red Oak, Iowa 51566
                    ----------------------------------------
                    (Address of Principal Executive Offices)




       Registrant's Telephone Number, including Area Code: (712) 623-4601

ITEM  5.  OTHER  EVENTS.

     On July 23, 2002 the Company issued the press release attached hereto as Exhibit A and made a part of this report.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RED  OAK  HEREFORD  FARMS,  INC.

Date:  July  24,  2002



                                  By:  /s/  ______________________________
                                            Harley  Dillard
                                            Chief  Financial  Officer

                         EXHIBIT  A


FOR  IMMEDIATE  RELEASE:     Tuesday,  July  23,  2002

CONTACT:     Harley  Dillard,  Treasurer/CFO
             Red  Oak  Hereford  Farms,  Inc.
             www.redoakfarms.com

                   RED OAK HEREFORD FARMS, INC. RESTRUCTURING

           PREMIUM QUALITY FOODS, INC. ACQUIRES RED OAK FARMS LICENSE

RED OAK, IOWA--Red Oak Hereford Farms, Inc. (PINK SHEETS: "HERF") Effective April 27, 2001 the Companies Common Stock was delisted from the OTC:BB resulting from the Companies inability to complete the 2000 audit, resulting from the lack of funds. AS DISCLOSED IN PREVIOUS SEC REPORTING, THE COMPANY HAS BEEN AT RISK IN OBTAINING NECESSARY RESOURCES-INCLUDING SUFFICIENT FUNDING TO MOVE THE BUSINESS STRATEGY FORWARD.

TO PRESERVE THE TRADEMARK AND THE RELATED CUSTOMER BASE DEVELOPED UP TO THE FIRST OF OCTOBER 2001, RED OAK FARMS, INC. AND HERF MANAGEMENT NEGOTIATED AND ENTERED INTO A CONSULTING AGREEMENT AND A LICENSING AGREEMENT, with Premium Quality Foods, Inc. (PQF) on October 4, 2001. The licensing agreement is for rights to utilize the Red Oak Farms Trademark. PQF is controlled by a prior officer of HERF and a Red Oak Farms, Inc. employee. These agreements are designed to provide a revenue stream to HERF and Red Oak Farms, Inc. HERF and ROF are currently in dispute with PQF on the terms of these contracts and are in negotiations to settle the matter. The Company is not currently conducting ongoing revenue producing operations.

Founded in 1997, Red Oak Hereford Farms, Inc. through subsidiaries produced and sold Certified Hereford Beef, Premium branded Hereford fresh Beef, and premium precooked products to retail, food service, mail order and e-commerce markets. The company also sold and distributed the award-winning beef jerky--My Favorite Jerky(TM).

NOTE: Statements contained in this news release that are not strictly historical are forward-looking statements within the meaning of the safe harbor clause of the Private Securities Litigation Reform Act of 1995. The company makes these statements based upon information available to it as of the date of this release and assumes no responsibility to update or revise such forward-looking statements. Editors and investors are cautioned that such forward-looking statements invoke risks and uncertainties that may cause the company's actual results to differ materially from such forward-looking statements. Such risks and uncertainties include without limitation the company's ability to obtain adequate financing to implement its business plan, its ability to develop its market both domestically and abroad, general economic conditions, and other factors more fully described in the company's periodic filings with the Securities and Exchange Commission.

                                   Exhibit  A